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Exhibit No. 10.2
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Air Systems Contract Amendment
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Amendment to Transportation Services Contract


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Part I Amendment pursuant to
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
   1a.  Contract No.  1b.  Amendment No.  1c.  Effective Date  1d. Begin Contract Term  1e  End Contract Term
        ASYS-R-99-01            2                09/09/2000             9/12/98                 09/07/2001

   1f   For Mail Service     City & State                                    City & State
        in or between        Various Domestic Air Stops                      Various Domestic Air Stops

Part II Contractor
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   2a,  Name and address of contractor (street, city, and zip +4)  2b.  Social Security Number or Taxpayer ID No
        Alpine Aviation
        DBA:  Alpine Air                                                             87-0310531
        3450 Mike Jense Parkway
        Provo, UT 84601-8205                                                         801-373-1508

Part III Description of amendment:  Air System Contract Negotiated Contract Extension
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   1.  The expiration date of this contract is extended through 2359 hours, September 7, 2001.
   2.  Effective September 9, 2000, the contract rate is continued at the rates in effect COB September 8, 2000.
       Clause F.1 is amended and attached to reflect these current rates.  Quarterly fule adjustments throughout the extension term will be performed using the method set forth in the revised Clause F.6a attached hereto and is incorporated into this contract by reference.
Changes are represented in italics.
   4.  Clause G.2 Service Initiatives, is revised, is attached hereto, and is incorporated into this contract by reference.
Changes are represented in italics.
   5.  References to Buffer Time, and its application to the administration to this contract have no effect due to the previous suspension of the Performance Measurement System.  So too, any references to
       Performance Measurement Scores or their application to contract administration have no effect.  Timely delivery will be measured against actual flight arrival time plus Due USPS Time.
   6.  Clause B.1b Mail Boarding Preference (among mail types) has been changed to remove the differentiation between subcategories of Priority Mail, is attached hereto, and is incorporated into this contract by reference.
   7.  Clause B.18, Air Reservation System is deleted.
   8.  Coincidentally, the following attachments/specifications have either been updated by the Postal Service and/or may be updated by the supplier as if an Open Season occurs with this extension:  Attachments I.2 and I.2a, Attachment I.7, and Attachment I.8.

Except as provided herein, all terms and conditions of the contract described in Part 1 remain unchanged and in full force and effect.  The parties hereunder have caused this amendment to be executed, effective the date set forth in Part III.

Contractor                                                       U.S. Postal Service
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Signature of person authorized to sign and date                  Signature of contracting officer and date

/s/                           8/18/00
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   Signature                   Date                              Signature                       Date

   Eugene R. Mallette, C.E.O
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   Name and title of person authorized to sign                   Name and title of contracting officer
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   PS Form 7406, June 1990